SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 14, 2014

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 14, 2014, Wheeler Real Estate Investment Trust, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2014. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Supplemental Operating and Financial Data for the three and six months ended June 30, 2014 is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1	Press release, dated August 14, 2014, announcing the Company’s financial results for the three and six months ended June 30, 2014.

99.2	Supplemental Operating and Financial Data for the three and six months ended June 30, 2014.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler Jon S. Wheeler Chairman and Chief Executive Officer

Dated: August 15, 2014

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release, dated August 14, 2014, announcing the Company’s financial results for the three and six months ended June 30, 2014.

99.2	Supplemental Operating and Financial Data for the three and six months ended June 30, 2014.